Robinhood Securities, LLC - Held NMS Stocks and Options Order Routing Public Report

Generated on Thu Oct 26 2023 13:33:07 GMT-0400 (Eastern Daylight Time)

3rd Quarter, 2023

July 2023

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	30.55	29.08	34.29	6.07

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/Received for Market Orders(cents per hundred shares)	Net Payment Paid/Received for Marketable Limit Orders(USD)	Net Payment Paid/Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	52.98	47.44	55.72	52.55	70.16	158,075.74	55.4124	107,008.34	52.8749	44,951.75	47.9611	231,188.62	107.0274
CITADEL SECURITIES LLC	21.71	16.37	19.77	27.96	22.58	83,728.91	22.0253	56,496.69	21.4427	29,880.90	19.8374	121,487.77	57.6412
G1 Execution Services, LLC	13.60	22.95	14.14	6.93	1.63	90,416.74	46.5925	52,239.12	44.1017	11,336.13	38.2054	2,761.15	54.4732
Jane Street Capital	8.21	7.20	7.36	11.20	0.49	62,671.90	40.6854	44,616.90	42.2193	23,956.34	36.5118	77,901.09	126.3488

Material Aspects:

Virtu Americas, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

CITADEL SECURITIES LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

July 2023

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	25.63	31.64	39.43	3.30

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	38.23	34.87	34.82	42.06	51.21	1,100,343.98	13.9706	805,546.82	9.9546	367,425.16	11.1671	855,185.41	13.8982
Virtu Americas, LLC	24.74	21.11	25.12	26.19	32.02	643,800.05	14.8797	466,305.67	9.3531	237,120.46	11.2122	538,604.75	12.4357
Jane Street Capital	24.11	19.71	26.40	26.89	3.04	882,969.46	12.5273	621,228.53	7.6850	301,396.51	9.2495	545,663.30	9.5346
G1 Execution Services, LLC	7.25	13.87	7.80	2.90	2.46	423,684.26	13.1495	258,971.02	9.7092	63,741.88	11.4181	15,195.20	13.9596
Two Sigma Securities, LLC	5.04	8.66	5.40	1.89	11.27	309,902.07	9.2997	186,996.57	6.1278	39,901.53	7.7696	26,456.39	10.2400

Material Aspects:

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Virtu Americas, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Two Sigma Securities, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

July 2023

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	0.01	35.21	46.30	18.48

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Wolverine Execution Services, LLC	33.39	34.92	34.13	29.92	40.64	1,126.85	44.8765	6,275,149.36	39.6034	3,620,433.74	45.7373	1,634,437.40	44.3496
CITADEL SECURITIES LLC	30.53	23.14	28.14	29.78	36.97	861.10	48.8706	7,940,063.85	40.5239	4,604,088.91	49.0652	1,859,569.77	43.2949
Morgan Stanley & Co., LLC	19.69	27.44	22.58	24.63	1.78	603.73	42.6363	5,936,472.57	40.5885	3,749,198.07	48.3514	69,569.08	40.9040

Venue - Non-directed Order Flow Non- Directed Orders (%) Market Orders (%) Marketable Limit Orders (%) Non- Marketable Limit Orders (%) Other Orders (%) Net Payment Paid/Received for Market Orders(USD) Net Payment Paid/ Received for Market Orders(cents per hundred shares) Net Payment Paid/ Received for Marketable Limit Orders(USD) Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares) Net Payment Paid/ Received for Non- Marketable Limit Orders(USD) Net Payment Paid/ Received for Non- Marketable Limit Orders(cents per hundred shares) Net Payment Paid/Received for Other Orders(USD) Net Payment Paid/ Received for Other Orders(cents per hundred shares) Dash/IMC Financial Markets 16.39 14.49 15.14 15.66 20.61 751.10 41.3601 4,592,271.26 37.2208 2,600,485.05 44.1000 1,278,663.09 44.6928 Material Aspects: Wolverine Execution Services, LLC: Revenue that Robinhood Securities, LLC (“RHS”) receives from third-party market centers is shared with Robinhood Financial LLC (“RHF”) pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $.30, $.35, $.45, or $.55 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.70 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.10 for all other symbols. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.18, $0.23, or $0.28 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.35 for other symbols that can be quoted and traded in minimum increments of $0.01, and $0.55 for all other symbols. For multi-leg orders, RHS received a per contract rate of $0.30, $0.40, $0.40, or $0.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $0.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders. CITADEL SECURITIES LLC: Revenue that Robinhood Securities, LLC (“RHS”) receives from third-party market centers is shared with Robinhood Financial LLC (“RHF”) pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $.30, $.35, $.45, or $.55 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.70 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.10 for all other symbols. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.18, $0.23, or $0.28 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.35 for other symbols that can be quoted and traded in minimum increments of $0.01, and $0.55 for all other symbols. For multi-leg orders, RHS received a per contract rate of $0.30, $0.40, $0.40, or $0.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $0.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders. Morgan Stanley & Co., LLC: Revenue that Robinhood Securities, LLC (“RHS”) receives from third-party market centers is shared with Robinhood Financial LLC (“RHF”) pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $.30, $.35, $.45, or $.55 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.70 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.10 for all other symbols. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.18, $0.23, or $0.28 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.35 for other symbols that can be quoted and traded in minimum increments of $0.01, and $0.55 for all other symbols. For multi-leg orders, RHS received a per contract rate of $0.30, $0.40, $0.40, or $0.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $0.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders. Dash/IMC Financial Markets: Revenue that Robinhood Securities, LLC (“RHS”) receives from third-party market centers is shared with Robinhood Financial LLC (“RHF”) pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $.30, $.35, $.45, or $.55 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.70 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.10 for all other symbols. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.18, $0.23, or $0.28 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.35 for other symbols that can be quoted and traded in minimum increments of $0.01, and $0.55 for all other symbols. For multi-leg orders, RHS received a per contract rate of $0.30, $0.40, $0.40, or $0.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $0.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders. Dash utilizes relationships with multiple unaffiliated liquidity providers, including IMC Financial Markets, to facilitate liquidity provision and price improvement opportunities. Through these relationships, Dash routes RHS’ retail equity option orders to exchanges and preferences the liquidity providers consistent with the exchange sponsored programs referenced on the fee schedules of the exchanges. These liquidity providers provide Dash with remuneration in connection with RHS’ retail equity option orders, including reciprocal order flow arrangements and/or payment per contract. RHS receives revenue based on the per contract rates specified above for retail equity option orders executed by any such liquidity provider; RHS receives such amounts from DASH, which in turn receives those amounts from the liquidity provider. August 2023 S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	29.12	27.24	38.23	5.41

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	45.33	38.35	47.74	46.64	61.39	123,838.48	61.8739	77,982.07	57.1332	31,385.26	53.7573	213,289.32	115.4107
CITADEL SECURITIES LLC	28.31	21.66	26.07	34.61	30.93	96,654.71	34.6303	55,837.49	30.5582	25,895.72	30.1295	166,530.85	91.1391
G1 Execution Services, LLC	15.17	26.45	17.21	6.94	2.35	106,430.00	50.9888	59,798.70	49.2013	10,788.84	41.8974	3,444.06	60.9752
Jane Street Capital	7.53	6.50	6.02	10.39	0.43	47,823.01	48.7683	29,217.69	41.8068	16,261.98	42.7264	60,598.50	154.2828

Material Aspects:

Virtu Americas, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

CITADEL SECURITIES LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

August 2023

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	23.80	32.68	40.63	2.89

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	37.56	33.82	34.56	41.28	50.05	1,041,774.86	12.5511	792,925.74	8.6508	350,733.54	10.3232	1,069,877.08	12.3271
Virtu Americas, LLC	25.55	21.55	25.51	27.45	32.35	647,532.85	13.2773	469,991.99	8.1594	231,952.23	9.8763	637,298.47	10.3871
Jane Street Capital	24.54	20.34	26.74	26.71	3.91	996,057.66	10.8043	730,879.31	6.4643	353,686.39	8.5085	792,373.64	7.6868
G1 Execution Services, LLC	6.69	13.11	7.41	2.66	2.52	426,459.92	10.4894	278,113.60	7.6038	59,325.82	8.9461	15,429.37	10.8398

Material Aspects:

CITADEL SECURITIES LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Virtu Americas, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

August 2023

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	0.01	35.66	44.87	19.47

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	35.62	31.11	33.16	35.62	40.12	509.95	71.2221	8,896,981.17	39.9772	4,905,095.21	48.1726	2,220,128.32	42.0367
Wolverine Execution Services, LLC	32.55	29.09	34.13	29.49	36.72	197.85	55.2654	6,081,543.60	38.3232	3,203,532.77	43.8499	1,671,186.08	42.5526
Dash/IMC Financial Markets	18.67	17.54	17.96	17.78	22.05	484.25	40.4553	4,906,989.24	37.0173	2,620,100.59	44.1772	1,530,760.73	43.7318
Morgan Stanley & Co., LLC	13.16	22.26	14.75	17.12	1.11	497.64	49.3690	4,609,683.82	38.3037	2,686,949.94	46.8079	59,920.64	36.4887

Material Aspects:

CITADEL SECURITIES LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $.30, $.35, $.45, or $.55 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.70 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.10 for all other symbols. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.18, $0.23, or $0.28 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.35 for other symbols that can be quoted and traded in minimum increments of $0.01, and $0.55 for all other symbols. For multi-leg orders, RHS received a per contract rate of $0.30, $0.40, $0.40, or $0.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $0.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Wolverine Execution Services, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $.30, $.35, $.45, or $.55 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.70 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.10 for all other symbols. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.18, $0.23, or $0.28 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.35 for other symbols that can be quoted and traded in minimum increments of $0.01, and $0.55 for all other symbols. For multi-leg orders, RHS received a per contract rate of $0.30, $0.40, $0.40, or $0.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $0.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Dash/IMC Financial Markets:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $.30, $.35, $.45, or $.55 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.70 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.10 for all other symbols. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.18, $0.23, or $0.28 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.35 for other symbols that can be quoted and traded in minimum increments of $0.01, and $0.55 for all other symbols. For multi-leg orders, RHS received a per contract rate of $0.30, $0.40, $0.40, or $0.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $0.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders. Dash utilizes relationships with multiple unaffiliated liquidity providers, including IMC Financial Markets, to facilitate liquidity provision and price improvement opportunities. Through these relationships, Dash routes RHS' retail equity option orders to exchanges and preferences the liquidity providers consistent with the exchange sponsored programs referenced on the fee schedules of the exchanges. These liquidity providers provide Dash with remuneration in connection with RHS' retail equity option orders, including reciprocal order flow arrangements and/or payment per contract. RHS receives revenue based on the per contract rates specified above for retail equity option orders executed by any such liquidity provider; RHS receives such amounts from DASH, which in turn receives those amounts from the liquidity provider.

Morgan Stanley & Co., LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $.30, $.35, $.45, or $.55 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.70 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.10 for all other symbols. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.18, $0.23, or $0.28 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.35 for other symbols that can be quoted and traded in minimum increments of $0.01, and $0.55 for all other symbols. For multi-leg orders, RHS received a per contract rate of $0.30, $0.40, $0.40, or $0.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $0.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

September 2023

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	28.39	26.42	40.30	4.88

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	44.52	39.24	46.61	45.36	57.05	103,883.15	57.6064	108,559.87	70.9425	38,669.19	69.0388	60,511.02	66.2337
CITADEL SECURITIES LLC	29.04	22.61	26.56	34.75	32.75	73,887.55	35.2109	74,169.71	41.5195	34,496.66	44.5180	48,631.80	62.5950
G1 Execution Services, LLC	14.01	24.47	16.42	6.50	2.19	75,331.68	49.4807	42,443.76	48.8387	8,643.66	47.4704	2,567.95	56.8700
Jane Street Capital	8.48	6.92	6.75	11.63	0.92	46,766.18	45.4624	44,206.28	54.0991	24,495.23	60.7664	14,248.15	131.4238

Material Aspects:

Virtu Americas, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

September 2023

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	22.84	31.41	42.80	2.95

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	35.73	33.06	32.36	38.80	47.64	682,623.29	12.1386	754,662.99	8.7767	358,412.69	9.4419	268,528.42	14.5347
Virtu Americas, LLC	27.90	23.15	28.26	29.80	33.09	414,651.77	12.0021	469,353.80	7.8639	244,106.13	8.6031	164,175.98	12.8784
Jane Street Capital	24.57	20.75	25.98	26.85	6.18	669,050.67	11.0878	687,093.51	6.7839	368,063.64	8.0041	165,852.21	10.3507
G1 Execution Services, LLC	6.33	12.71	7.25	2.54	2.24	272,594.16	9.7403	182,159.14	7.5271	37,972.24	8.1981	11,533.01	11.3180

Material Aspects:

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Virtu Americas, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

September 2023

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	0.01	36.43	44.61	18.95

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	37.10	30.90	35.86	35.10	44.21	368.85	47.1073	7,290,491.54	37.3987	3,773,806.12	44.5749	1,738,474.24	41.5786
Wolverine Execution Services, LLC	31.99	27.81	33.33	29.16	36.07	464.97	46.2657	4,900,709.22	38.4771	2,563,479.68	44.1175	1,248,940.42	43.2308

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Morgan Stanley & Co., LLC	15.52	25.27	16.46	20.77	1.37	368.25	71.7836	4,091,193.85	40.2178	2,434,992.19	49.2238	47,898.76	40.5671
Dash/IMC Financial Markets	15.39	16.03	14.35	14.97	18.35	373.05	46.8656	3,682,320.99	36.5893	1,900,406.47	44.1699	1,062,323.62	43.9255

Material Aspects:

CITADEL SECURITIES LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $.30, $.35, $.45, or $.55 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.70 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.10 for all other symbols. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.18, $0.23, or $0.28 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.35 for other symbols that can be quoted and traded in minimum increments of $0.01, and $0.55 for all other symbols. For multi-leg orders, RHS received a per contract rate of $0.30, $0.40, $0.40, or $0.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $0.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Wolverine Execution Services, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $.30, $.35, $.45, or $.55 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.70 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.10 for all other symbols. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.18, $0.23, or $0.28 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.35 for other symbols that can be quoted and traded in minimum increments of $0.01, and $0.55 for all other symbols. For multi-leg orders, RHS received a per contract rate of $0.30, $0.40, $0.40, or $0.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $0.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Morgan Stanley & Co., LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $.30, $.35, $.45, or $.55 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.70 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.10 for all other symbols. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.18, $0.23, or $0.28 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.35 for other symbols that can be quoted and traded in minimum increments of $0.01, and $0.55 for all other symbols. For multi-leg orders, RHS received a per contract rate of $0.30, $0.40, $0.40, or $0.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $0.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Dash/IMC Financial Markets:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $.30, $.35, $.45, or $.55 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.70 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.10 for all other symbols. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.18, $0.23, or $0.28 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.35 for other symbols that can be quoted and traded in minimum increments of $0.01, and $0.55 for all other symbols. For multi-leg orders, RHS received a per contract rate of $0.30, $0.40, $0.40, or $0.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $0.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $0.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders. Dash utilizes relationships with multiple unaffiliated liquidity providers, including IMC Financial Markets, to facilitate liquidity provision and price improvement opportunities. Through these relationships, Dash routes RHS' retail equity option orders to exchanges and preferences the liquidity providers consistent with the exchange sponsored programs referenced on the fee schedules of the exchanges. These liquidity providers provide Dash with remuneration in connection with RHS' retail equity option orders, including reciprocal order flow arrangements and/or payment per contract. RHS receives revenue based on the per contract rates specified above for retail equity option orders executed by any such liquidity provider; RHS receives such amounts from DASH, which in turn receives those amounts from the liquidity provider.

With respect to each section of this report, provided pursuant to SEC Regulation NMS Rule 606(a), the SEC has exempted broker-dealers from disclosing execution venues that received less than 5% of the non-directed orders covered by the section, provided that the section discloses the execution venues that, in aggregate, received at least 90% of such non-directed orders.

Prior reports, as well as the XML version of this report, can be found at: https://public.s3.com/rule606/hood/